UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

Rain Enhancement Technologies Holdco, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-42460	99-3527155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rain Enhancement Technologies Holdco, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (339) 222-6714

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common Stock, par value $0.0001 per share	RAIN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RAINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2026, Rain Enhancement Technologies Holdco, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Needham & Company, LLC, as sales agent (the “Sales Agent”), pursuant to which the Company may offer and sell from time to time, at its option through the Sales Agent, shares of the Company’s Class A common stock, $0.0001 par value per share (“common stock”), having an aggregate offering price of up to $3,513,524. The issuance and sale, if any, of shares of common stock under the Sales Agreement will be made pursuant to the Company’s registration statement on Form S-3, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 30, 2026 (the “Registration Statement”), including a base prospectus contained therein and a related prospectus supplement specific to the sale.

No shares of common stock will be offered, issued or sold under the Sales Agreement until the specific number of shares (up to the maximum aggregate offering price set forth above) and pricing parameters therefor have been authorized by the Board of Directors or a duly authorized committee, as they may determine from time to time. Such sales, if any, may be made by any method deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on The Nasdaq Capital Market or any other trading market for the Company’s common stock. Under the terms of the Sales Agreement, the Company will set the parameters for the sale of shares, including the number of shares to be issued, the time period during which sales are requested to be made, any limitation on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. Based upon the Company’s instructions and subject to the terms and conditions of the Sales Agreement, the Sales Agent will use its commercially reasonable efforts to sell the shares of common stock. The Company is not obligated to sell any shares of common stock under the Sales Agreement. The Company or the Sales Agent may at any time suspend or terminate the offering of the common stock upon notice to the other party and subject to other conditions. The issuance and sale, if any, of shares of common stock by the Company under the Sales Agreement is subject to SEC declaring the Registration Statement effective, and the Company makes no assurances as to the effectiveness or continued effectiveness of the Registration Statement.

The Company intends to use the net proceeds from sales of common stock, if any, under the Sales Agreement primarily for working capital, capital expenditures and other general corporate purposes.

The compensation payable to the Sales Agent as sales agent shall be up to 3.0% of the gross sales price of the shares of common stock sold through the sales agent pursuant to the Sales Agreement. In addition, the Company will reimburse the Sales Agent for certain expenses incurred in connection with the Sales Agreement, and the Company has agreed in the Sales Agreement to provide indemnification and contribution to the Sales Agent against certain liabilities, including liabilities under the Securities Act or the Securities Exchange Act of 1934, as amended. The Company also made certain customary representations, warranties and covenants concerning the Company and the shares of common stock in the Sales Agreement.

The Sales Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the material terms of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the exhibit attached hereto.

The representations, warranties and covenants contained in the Sales Agreement were made solely for the benefit of the parties to the Sales Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Sales Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Sales Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the shares of common stock discussed herein, nor shall there be any offer, solicitation, or sale of the shares of common stock in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward Looking Statements

Certain information contained in this Current Report on Form 8-K consists of forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “must,” “will,” “may,” “intends,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that the Company will sell any shares of common stock under the Sales Agreement, that any such sales will be made at anticipated prices, that the Registration Statement will be declared or will remain effective, or that the net proceeds from any such sales, if any, will be used as currently anticipated. Additional factors that could cause actual results to differ from the forward-looking statements herein include potential adverse effects on the Company's business related to the disclosures made in this Current Report on Form 8-K, or the initiation of new legal proceedings, volatility of the Company's stock price, and the other risk factors discussed under the caption “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and the Company's other filings with the SEC. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
1.1	Sales Agreement, dated June 30, 2026, by and between Rain Enhancement Technologies Holdco, Inc. and Needham & Company, LLC (incorporated by reference to Exhibit 1.2 on the Form S-3 filed with the Securities and Exchange Commission by Rain Enhancement Technologies Holdco, Inc. on June 30, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2026	Rain Enhancement Technologies Holdco, Inc.

	By:	/s/ Randall Seidl
Randall Seidl
Chief Executive Officer

3